LEASE AGREEMENT


This Lease made this 12th day of March, 1996, by and between Kokette Properties Inc. (Hereinafter called "Lessor") and United Recycling Company (Hereinafter called "Tenant").


                                   WITNESSETH

In consideration of the rents to be paid and the conditions and covenants to be observed and performed by the parties, respectively in accordance herewith, IT IS MUTUALLY AGREED AS FOLLOWS:


                                       I.

Lessor hereby demises to Tenant, and Tenant hereby hires and takes from Lessor, 31,920 square feet of the building located at 3520 2nd Street North, Minneapolis, Minnesota, which is shown on the attached floor plan that is hereby made a part of this Lease, together with appurtenant easements of ingress and egress, for persons and motor vehicles, therefrom and hereto (said land, building and easements herein after called collectively "Demised Premises") and to be used by all Tenants, with reasonable consideration of all Tenants. These areas should never be blocked or abused by any Tenant.

TO HAVE AND TO HOLD the same unto Tenant, its successors and assigns, for a period of forty (40) months commencing March 18, 1996 through and ending June 30, 1999. Tenant has the right to extend the lease term an additional twenty-four months beginning July 1, 1999 and ending June 30, 2001. Lease rats will be as provided below.


                                       II.

Tenant hereby covenants with Lessor as follows, to wit:

(A) In lawful money of the United States to pay to Lessor, at 33716 Nacre St. N.W., Princeton, Minnesota 55371 or at other such place as will from time to time be prescribed by Lessor, in writing, as rent, the sum of Five Hundred Two Thousand Seven Hundred Forty Dollars ($502,740.00) in equal monthly installments of Seven Thousand Nine Hundred Eighty ($7,980.00) in advance without set-off or deductions, on or before the first day of each and every month during the first 24 months of this lease. Beginning July 1, 1996, and continuing through June 30, 1998 Beginning July 1, 1998 and continuing through June 30, 2001, Tenant agrees to pay equal monthly installments of Eight Thousand Six Hundred Forty-Five Dollars ($8,645.00).

(B) Tenants Proportionate share of estimated cost for each calendar year shall be paid in mouthy installments on the first day of each and every month, in advance, in an amount estimated by Landlord from time to time. Within ninety (90) days after the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant's Proportionate share of the Operating Cost for such period. IN the event the total of tenant's monthly installments paid for any calendar year does not equal Tenant's Proportionate Share as shown on such statement, then within thirty (30) days of receipt of such statement, Tenant shall promptly pay Landlord any deficiency or Landlord shall issue to Tenant a credit invoice for such excess, as the case may be. The estimated [NOTHING FURTHER ON ORIGINAL]

(C) At its own cost and expense to keep and maintain the non-structural interior building walls, the doors, windows, electrical service and the other non-structural parts of the improvements of the demised premises, as well as any air-conditioning equipment or heating plant now serving any improvement on the demised premises, in good repair, working order and watertight throughout the term of this lease and any extension of said term, ordinary wear and tear excepted. Lessor represents and warrants all mechanical, electrical, plumbing and heating systems in the premises will be in good working condition and repair at the commencement of the lease term.

(D) At its own cost and expense to provide utility service for heat and air conditioning, if desired, to the building on the demised premises. Tenant will prior to occupancy install 2 saw tooth dock platforms and 1 14' drive-in door. Paint and recarpeting of office area is at the sole discretion of Tenant. All work is subject to the prior approval of Landlord and completed within ninety (90) days of occupancy.

(E) Not to cause or suffer any waste or defacement of the improvements of the demised premises.

(F) Not to cause or suffer on the demised premises any illegal or immoral pursuit.

(G)      Not to assign or sublet this lease.

(H) To indemnify Lessor and any mortgages or trust beneficiary of the mortgage or trust deed encumbering the demised premises against, and save them harmless from all claims, actions, demands, damage and expenses (including reasonable attorney's fees):

         1. consequent upon Tenant's negligent failure to keep the improvements of the demised premises in repair, as herein elsewhere prescribed, or

         2. arising as a consequence of any act, omission or occurrence on the demised premises, other than an act or omission by Lessor, its agents or employees; and at Tenant's own cost and expense to keep unceasingly in force a policy of public liability insurance, naming Lessor, Tenant and any aforesaid mortgagee or trust beneficiary as insured, which policy shall be written by an insurance company licensed to do business in Minnesota, shall not be cancelable without at least thirty (30) days prior notice to Lessor and to any aforesaid mortgagee or trust beneficiary, and shall provide limits of coverage in such reasonable amounts as Lessor shall from time to time require.

(I) At the expiration of the term hereof, or at any earlier or later termination of this lease,

         1. at its own expense to remove from the demised premises, but protecting Lessor against damages except normal wear and tear, thereto caused by such removal, all movable shelving, racks and other moveable fixtures and moveable equipment owned by Tenant, and

         2. to quit and deliver the improvements of the demised premises to Lessor in as good condition as when taken or put into during the term hereof, reasonable wear and tear and damage by fire, casualty, the elements and acts of God excepted.

(J) To permit Lessor and its authorized agents to enter upon the demised premises during ordinary business hours for any purpose not harmful to or interfering with Tenant's business operation. Landlord shall notify Tenant of any third party access to the demised premises in advance other than governmental officials in case of emergency.

(K) To be removed or cause to be discharged any lien filed against the leased premises, or, in the event Tenant wishes to contest any such lien, to provide to Lessor security against the foreclosure thereof by means of a bond in an amount not less than one and one-half (1-1/2) times the lien claimed.

(L) Not to make any claim or demand against Lessor (and Tenant does hereby waive the right to make any said claim or demand) for any injury, death or property damage occurring on or about the demised premises, unless caused by the negligent act or omission of Lessor, its agents or employees.

(M) Not to make any structural alteration or addition to any improvement on the demised premises without prior written consent of Lessor, such consent to be on the terms and conditions established by Lessor in the exercise of its sole discretion. Landlord's consent shall not be unreasonably withheld.

(N) To notify the Lessor and mortgagee or trust beneficiary under any mortgage or trust deed encumbering the demised premises of any default by Lessor alleged to exist under this lease, and not to exercise any right Tenant may have at law to terminate this lease unless and until the passage of sixty (60) days following the giving of such notice without the commencement of a cure of such breach by Lessor or said mortgagee or trust beneficiary, if such breach does in fact exist.

(O) Tenant will use and occupy the demised premises for the use of a carpet collection and recycling plant. Tenant use of the demised premises includes the use of cars, vans, moving vans, and semi-truck trailers and dumpsters.


                                      III.

Lessor hereby covenants with Tenant as follows, to wit:

(A) To permit Tenant to erect and maintain on any exterior wall of the building of the demised premises, signs and illuminated structures, on condition that any such sign or structure complies with all laws, ordinances and governmental regulations pertaining thereto.

(B) To permit Tenant to make any non-structural alteration or improvement of the building of the demised premises at Tenant's own cost and expense, on condition that Tenant will indemnify and save harmless Lessor against any cost, damage or expense by reason of the make of any such improvement, alteration or repair, and to save Lessor harmless from the assertion of any mechanic's lien for labor and/or material incorporated by Tenant in the demised premises. Any changes over $10,000 require the written consent of Lessor which shall not unreasonably be withheld.

(C) Upon Tenant's observance and performance of its part hereof, to assure, and it hereby does assure, to Tenant the quiet and peaceful possession and enjoyment of the demised premises throughout the term of this lease and any extension of said term.

(D) Landlord warrants that the demised premises is zoned appropriately for the use set forth in Article II Paragraph (O).

(E) Landlord warrants that it has not received any notice indicating that the demised premises is not in compliance with the Americans with Disability's Act as amended and the Clean Air Act as amended.


                                       IV.

Lessor and tenant hereby covenant with each other as follows, to wit:

(A) If at any time during the term of this Lease or any extension thereof, the entire land area of the demised premises be taken by public authority under the power of eminent domain, or if all appurtenant easements of access be cut off by such a taking, then this lease shall terminate as of the effective date of taking and both parties shall be fully released from all further liability hereunder, excepting only the Lessor shall in such event refund to tenant any rent prepaid for a time beyond such effective date.

         If at any time during the term of this Lease or any extension thereof, any part of the land of the demised premises become substantially unusable by Tenant because of a taking of the property by a public authority, then either Lessor or Tenant may, by written notice to the other within sixty (60) days following the date of such taking, terminate this lease; whereupon Tenant shall vacate and surrender the demised premises and both parties shall be fully released from all further liability hereunder, excepting only that Lessor shall in such event refund to Tenant any rent prepaid for a time beyond the effective date of such taking. No taking which does not render the demised premises substantially unusable by Tenant shall give either party any right to terminate this Lease.

         As used in this Lease, taking by pubic authority under the power of eminent domain shall include any sale or conveyance under threat or imminence thereof. Any proceeds payable upon a said taking shall be the sole property of Lessor, except for any amount awarded to Tenant for its moving or relocation expense by the condemning authority.

(B) It is the intention and purpose of the parties that this lease shall be a completely net lease and that all rent shall be paid to Lessor without diminution or deduction; the parties agree that all operating cost or expenses of whatever character or kind, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary in or abut the operation of the demised premises and the operation of all improvements erected thereon shall be paid within 60 days by Tenant except as set forth above restricted by II B (second paragraph). In the event Tenant refused or fails to pay any amount due hereunder (or to be paid by Tenant) who due, or fails or refuses to cure any default hereunder, Lessor may (but shall not be required), in addition to other remedies available to it hereunder otherwise, pay said amount or cure said default and charge such payment or the cost of such cure to Tenant, together with interest at the Minnesota prime rate then charged by the First Bank Minneapolis, and the same shall be payable to Lessor with the rent installment next due hereunder. Rent due hereunder and paid after the date due shall bear interest at said rate.

(C) Lessor shall require that any mortgage or trust deed placed upon the demised premises shall recognize the validity and effect of this lease and shall provide that in the event of foreclosure or sale under such mortgage or trust deed, this lease shall remain in full force and effect, unless Tenant is in default hereunder.

(D) In the event Tenant defaults in the payment of any installment of rent or in the observance or performance of any other condition or covenant hereof, and if Tenant fails to extinguish the default within sixty (60) days after the receipt of written notice specifying the same, or in the event of the bankruptcy, insolvency, voluntary or involuntary liquidation or winding up of affairs of Tenant, or in the event of any corporate reorganization or arrangements under the bankruptcy or insolvency laws of the United States or any State involving the interest of said Tenant hereunder, or in the event Tenant's interest hereunder be assigned by operation of law, then Lessor may, in addition to other remedies available by law, at its option,

         1. re-enter the demised premises, repossess itself thereof and terminate this lease, or

         2. re-enter the demised premises and repossess itself thereof, without terminating this lease or working a forfeiture of the rents to be paid or of the conditions and covenants to be observed and performed by Tenant through out the remainder of the term hereof.

         Provided, nevertheless, that if default be made in any condition or covenant herein contained to be observed or performed by Tenant which cannot with due diligence be cured within a period of sixty (60) days, and if notice thereof in writing be give to Tenant and if Tenant prior to the expiration of sixty (60) days from and after the giving of such notice commences to eliminate or overcome the cause of such default and does in due course cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default. Provided, however, that the curing of any default in such a manner shall be construed to limit or restrict the right of Lessor to declare said term and enforce all of its rights and remedies hereunder for any other default not so cured. And, provided further, default in the payment of rent when due is not subject to the grace provisions of this paragraph.

(E) No waiver or forbearance by either party shall constitute a waiver or forbearance. in any other instance--the parties hereby acknowledging that all conditions and covenants of this lease are continuing conditions and covenants throughout its term and any extension thereof.

(F) Whenever a notice be given by either party to the other, the same shall be in writing and deemed delivered when personally delivered or mailed by prepaid registered or certified mail(return receipt card requested addressed as follows; In the case of Lessor, to the place then designated for the payment of rent; and in the case of Tenant, to its home or registered office. Personal delivery shall be deemed accomplished hereunder when delivery is made to any officer of Lessor or to any officer of Tenant.

(G) Upon the written request of either party hereto, the other party shall execute and deliver to the requesting party a recordable short form of this lease. The requesting party shall pay the cost of preparation and recording of such form.

(H) If any term, condition, or covenant hereof shall be determined to be invalid, void or unenforceable by any court of competent jurisdiction or properly constituted public authority, such determination shall not affect other terms, conditions and covenants hereof, which shall continue in full force and effect.

(I) Time is an essential part hereof. Each and every grant, condition and covenant herein contained shall run with the demised premises and shall bind and extend to the benefit, respectively, of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

(J) All preliminary and contemporaneous negotiations are merged into and incorporated in this lease. This lease contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

(K) Tenant shall, within ten (10) days after written request by Lessor, execute, acknowledge and deliver to Lessor, any mortgagee or trust beneficiary, or any assignee or transferee designated by Lessor, a writing rectifying this lease, confirming both the commencement date here of and the initial rent payable hereunder, which commencement date and rent shall-be designated and certified to Tenant in good faith by Lessor; and also certifying:

         1. That tenant has entered into occupancy of the demised premises, if such be the case;

         2. That this lease is in full force and effect, and has not been assigned, modified, supplemented or amended in any way (or if there has been an assignment, modification, supplement or amendment, identifying the same);

         3. That this lease represents the entire agreement between the parties hereto (or if there has been any modification, supplement or amendment, identifying the same);

         4. That to the knowledge of Tenant no default exist in the performance or observance of any term, condition or covenant of this lease and there are no defenses or offset against the enforcement of this lease by Lessor, or specifying such default, defense of offset of which the tenant may have knowledge.

         5.       The amount of rent which has been paid in advance, if any; and

         6.       The date to which all rents have been paid under the lease.

(L) Except as provided in Section IV (C) above, this lease and tenant's rights hereunder are and shall be subject and subordinate to the operation and effect of all terms and conditions contained in any mortgage or trust deed now or hereafter encumbering the demised premises or any part thereof. In the event Lessor or the mortgagee or trust beneficiary under any such mortgage or trust deed request a written confirmation of such subordination, Tenant shall, within (10) days following receipt thereof by certified mail return receipt requested, execute, acknowledge and deliver to the requesting party any instrument reasonably required to evidence such subordination, provided that any such instrument shall recognize the leasehold estate of Tenant, if Tenants not in default hereunder as provided in Paragraph
         (D) of

                                        V

(A) Landlord shall give tenant written notice of the availability of any additional rentable square footage of the building located at 3520 Second Street North, Minneapolis, MN, whenever the space first comes available to landlord for releasing after expiration or earlier termination of the existing lease for that space. The notice shall set out the annual rent and estimated operating costs. Tenant shall have the right to lease the space if:

         1. Tenant is not in default under this lease at the time such option is exercised and at the time such option is to commence.

         2. Tenant delivers to Landlord written notice exercising its right to lease the space within (10) days or receipt of landlord's notice of availability of that space. If tenant fails to exercise its right to lease the space with landlord taking no additional actions, tenant shall have no further right to lease this space under this article until the space has been leased and again becomes available to landlord for releasing.

IN WITNESS WHEREOF, this lease has been executed the day and year first above written.

KOKETTE PROPERTIES, INC.                   UNITED RECYCLING, INC.


/s/ Samuel J. Kokette                      /s/ Marcel J. Kole

Its:  President                            Its:  COO/CFO

Date:  3/29/96                             Date:  3/15/96




                                 LEASE ADDENDUM

This Agreement dated March 7, 1996 by and between Kokette Properties Inc. (Lessor) and United Recycling Company (Tenant).

                                    PREAMBLE

         This addendum is an integral part of this lease between the parties. In the event of a conflict between the terms and conditions of this addendum and the Lease and exhibits, the provision of this addendum shall control. capitalized words or defined terms contained in this addendum shall have the same meaning as in the Lease unless the context requires otherwise.

I.       SECURITY DEPOSIT

         Tenant will deposit with Lessor the sum of Fifteen Thousand Nine Hundred Sixty Dollars ($15,960.00) . Said sum shall be held by Lessor as security for the faithful performance by Tenant of all the terms and conditions of this lease to be kept and performed by tenant during the term hereof. If tenant defaults with respect to any provision of the lease, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit the payment of any rent or any other sum in default, or for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Tenant's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Tenant's default. If any portion od said deposit is so used or applied, Tenant shall immediately deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep this security deposit separate from general funds, and Tenant shall be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant.

II.      BUILDING IMPROVEMENTS

         Tenant will install 2 saw tooth dock platforms and 1-14' drive in door. All work is subject to the prior approval of Lessor and in accordance with all laws and regulations of applicable governing body.

III.     EARLY OCCUPANCY

         Tenant acknowledges that, although the lease term begins July 1, 1996, it has been given occupancy, and may occupy the Premises as of January 1, 1996 and therefore Tenant shall hold Lessor harmless and indemnified from any claims or damages arising out of Tenant's use of the premises from March 18, 1996 to June 30, 1996. Tenant will be allowed use of the Premises base rent free, but will begin payment immediately for it's share of the taxes and operating cost estimated for 1996 to be $1.25 per square foot per year ($3,325.00 per month). However all building improvements must be completed during the early occupancy period. If building improvements are not completed immediately and are delayed for any reason Tenant will begin payment of the base rent as called for in provision II (A) of the lease. If and when the improvements are completed tenant will be compensated with a reduction in base rent equal to a total of four months.


KOKETTE PROPERTIES, INC.                   UNITED RECYCLING, INC.


By:/s/ Samuel J. Kokette                   By:/s/ Marcel J. Kole

Its:  President                            Its:  COO/CFO



                                LEASE ADDENDUM II

This Agreement dated March 13, 1996 by and between Kokette Properties Inc. (Lessor) and United Recycling, Inc. (Tenant).

                                    PREAMBLE

This addendum is an integral part of this lease between the parties. In the event of a conflict between the terms and conditions of this addendum and the Lease and exhibits, the provisions of this addendum shall control. Capitalized words of defined terms contained in this addendum shall have the same meaning as in the Lease unless the context requires otherwise.

I.       In reference to Lease Agreement, page one, section A:

         At end of paragraph A add: In the event that the lease expires after the first forty (40) months and is sot renewed, Tenant shall not be liable or obligated for any further payments after the forty (40) monthS period has transpired. Total payments then paid to the Lessor shall not total more than Two Hundred Ninety Five Thousand Two Hundred Sixty Dollars ($295,260).

         And:

         After end of last sentence of section A, add: Rent shall be pro rated for the month of July 1996 from July 17th of that month.

II.      In reference to Lease Agreement, page two, section G:

         At end of line 0 and end of word lease, add: "without the permission of Landlord.

KOKETTE PROPERTIES, INC.                   UNITED RECYCLING, INC.


/s/ Samuel J. Kokette                      /s/ Marcel J. Kole

Its:  President                            Its:  COO/CFO

Date:  3/29/96                             Date:  3/15/96